Exhibit 10.5

Execution Copy

AMENDMENT NO. 3 TO TERM LOAN AGREEMENT

THIS AMENDMENT NO. 3 TO TERM LOAN AGREEMENT (this “Amendment”), dated as of January 8, 2016, is made among TANDEM DIABETES CARE, INC., a Delaware corporation (the “Borrower”) and the financial institutions listed on the signature pages hereof under the heading “EXISTING TERM LOAN LENDERS” (each a “Lender” and, collectively, the “Lenders”).

The Borrower and the Lenders are parties to an Amended and Restated Term Loan Agreement dated as of April 4, 2014, as amended by that certain Consent and Amendment Agreement, dated as of June 20, 2014, and that certain Omnibus Amendment Agreement No. 2, dated as of February 23, 2015 (as so amended, the “Existing Term Loan Agreement”).

The parties acknowledge that the commitments of the lenders under the New Tranche Term Loan Agreement have expired as of March 31, 2015.  The Borrower has requested that the Lenders increase the amount of loans made available to the Borrower under the Existing Term Loan Agreement, in lieu of making new loans available under the New Tranche Term Loan Agreement.  The Lenders have agreed to such request and the parties hereto have agreed to amend the Existing Term Loan Agreement, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1Definitions; Interpretation.

(a)Terms Defined in Existing Term Loan Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Existing Term Loan Agreement.

(b)Interpretation.  The rules of interpretation set forth in Section 1.03 of the Existing Term Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments.

In reliance upon the representations and warranties of the Borrower set forth in this Amendment, the Existing Term Loan Agreement shall be amended as follows, effective as of the date hereof:

(a)The following definitions in Section 1.01 of the Existing Term Loan Agreement shall be amended and restated as follows:

““Amendment No. 3” means Amendment No. 3 to Term Loan Agreement, dated as of January 8, 2016, among Borrower and the Lenders party thereto.

Exhibit 10.5

“Amendment No. 3 Fee Letter” means the fee letter agreement dated as of January 8, 2016 among Borrower and the Lenders party thereto relating to Amendment No. 3.

“Borrowing Notice Date” means, (i) in the case of the second Borrowing of term loans, a date that is on or prior to January 19, 2016 and (ii) in the case of a subsequent Borrowing of term loans, a date that is at least twenty (20) Business Days prior to the Borrowing Date of such Borrowing.

“Commitment” means, with respect to each Lender, the obligation of such Lender to make Loans to the Borrower in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Commitment”, as such Schedule may be amended from time to time.  The aggregate Commitments on the date hereof equal $80,000,000. For purposes of clarification, the amount of any PIK Loans shall not reduce the amount of the available Commitment.

“Commitment Period” means the period from and including the Closing Date and through and including December 31, 2016.

“Loan Documents” means, collectively, this Agreement, the Notes, the Security Documents, each Warrant, the Fee Letter, the Amendment No. 3 Fee Letter, any subordination agreement or any intercreditor agreement entered into by Lenders with any other creditors of Obligors, including the Capital Royalty Intercreditor Agreement, and any other present or future document, instrument, agreement or certificate executed by Obligors for the benefit of Lenders in connection with this Agreement or any of the other Loan Documents, all as amended, restated, or otherwise modified.

“Notice of Borrowing” has the meaning given to such term in Section 2.02.”

(b) Section 2.01 of the Existing Term Loan Agreement shall be amended and restated as follows:

“2.01 Commitments. Each Lender agrees severally, on and subject to the terms and conditions of this Agreement (including Section 6), to make three tranches of term loans in multiple Borrowings (provided that PIK Loans shall be deemed not to constitute “term loans” for purposes of this Section 2.01) to the Borrower, on a Business Day during the Commitment Period in Dollars in an aggregate principal amount for such Lender not to exceed such Lender’s Commitment; provided, however, that at no time shall any Lender be obligated to make a Loan in excess of such Lender’s Proportionate Share of the amount by which the then effective Commitments exceeds the aggregate principal amount of Loans outstanding at such time.  The parties acknowledge that the first Borrowing of $30,000,000 in principal amount of Loans that occurred on the Closing Date constitutes the first tranche of such term loans. Amounts of Loans repaid may not be reborrowed.”

(c)The following provision shall be added as Section 2.02 of the Existing Term Loan Agreement:

Exhibit 10.5

“2.02  Borrowing Procedures.  Subject to the terms and conditions of this Agreement (including Section 6), the Borrowing of the term loans described in Section 2.01 shall be made on written notice in the form of Exhibit B given by the Borrower to the Lenders not later than 11:00 a.m. (Central time) on the Borrowing Notice Date (a “Notice of Borrowing”).”

(d)The following provisions shall be added as Sections 6.03 and 6.04 of the Existing Term Loan Agreement:

“6.03Conditions to Second Tranche Borrowing.  The obligation of each Lender to make a Loan as part of a second tranche of Borrowings of term loans is subject to the following conditions precedent:

(a)Borrowing Date. Such Borrowing of the second tranche of term loans under this Agreement shall occur on or around January 19, 2016.

(b) Amount of Second Tranche Borrowing. The amount of such Borrowing shall be $15,000,000.

(c)Secretary’s Certificate.  Borrower shall have delivered a Certificate of the Secretary of Borrower confirming approval by the Board of Directors of Borrower and good standing of the Borrower in Delaware and California.

6.04Conditions to Subsequent Borrowings.  The obligation of each Lender to make a Loan as part of a third tranche of Borrowings of term loans is subject to the following conditions precedent:

(a)Borrowing Date.  Such Borrowing must occur on or prior to December 31, 2016.

(b)Amount of Borrowing.  The amount of such Borrowing shall be at Borrower’s option, but must be in increments of $5,000,000, and all such Borrowings under this third tranche shall not exceed $35,000,000 in the aggregate.”

(e)Schedule 1 of the Existing Term Loan Agreement is hereby replaced in its entirety by Schedule 1 attached hereto.

(f)The attached Exhibit B shall be added to the Existing Term Loan Agreement as Exhibit B.

SECTION 3Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a)Borrower and all of the Lenders shall have duly executed and delivered this Amendment and the Amendment No. 3 Fee Letter pursuant to Section 12.04 of the Existing Term Loan Agreement.

(b)Borrower shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment and the Amendment No.

Exhibit 10.5

3 Fee Letter, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Existing Term Loan Agreement.

(c)Borrower shall have provided the Lenders (i) certified copies of the resolutions of the Board of Directors (or shareholders, if applicable) of Borrower authorizing the making and performance by it of this Amendment and the Amendment No. 3 Fee Letter, and (ii) official certificates of good standing in its jurisdiction of organization, dated no earlier than 30 days prior to the date hereof.

(d)The representations and warranties in Section 4 shall be true and correct on the date hereof.

SECTION 4Representations and Warranties; Reaffirmation.  To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to each Lender on the date hereof as follows:

(a)This Amendment is within the Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action.  This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents to which it is a party remain in full force and effect, undiminished by this Amendment, except as expressly provided herein.  Borrower further ratifies, confirms, reaffirms, and acknowledges that all indebtedness and obligations of Borrower under the Loan Documents shall be secured by the Security Documents (including the Security Agreement), and confirms the validity, effect and enforceability of all Collateral and the guarantee of the Obligations by any Obligors.  By executing this Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands the Amendment.

(c)On the date hereof, after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 5Miscellaneous.

(a)Existing Term Loan Agreement Otherwise Not Affected; No Waiver.  Except as expressly contemplated hereby, the Existing Term Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Term Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents.  All references in the respective Loan

Exhibit 10.5

Documents to the Existing Term Loan Agreement shall be deemed to be references to the Existing Term Loan Agreement as amended hereby.

(b)No Reliance.  The Borrower hereby acknowledges and confirms to the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c)Binding Effect.  This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrower, each Lender and their respective successors and assigns.

(d)Governing Law.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(e)Complete Agreement; Amendments.  This Amendment and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.  This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.04 of the Existing Term Loan Agreement.

(f)Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

(g)Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(h)Interpretation.  This Amendment is the result of negotiations between and has been reviewed by counsel to the Lenders, the Borrower and other parties, and is the product of all parties hereto.  Accordingly, this Amendment shall not be construed against any of the Lenders merely because of any Lender’s involvement in the preparation thereof.

(i)Controlling Provisions.  In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail.  Except as expressly modified by this Amendment, the Loan

Exhibit 10.5

Documents shall not be modified and shall remain in full force and effect.  This Amendment shall be deemed a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

THE BORROWER

Tandem Diabetes Care, Inc.

By:	/s/ Kim D. Blickenstaff
Name: Kim D. Blickenstaff
Title: President, Chief Executive Officer

[Signature Page 1 to Amendment No. 3 to Term Loan Agreemnent]

THE EXISTING TERM LOAN LENDERS

CAPITAL ROYALTY PARTNERS II L.P.

By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By:	/s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.

By CAPITAL ROYALTY PARTNERS II - PARALLEL FUND “A” GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

By:	/s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P.

By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner

By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By:	/s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

WITNESS:

/s/ Nicole Nesson
Name: Nicole Nesson

[Signature Page 2 to Amendment No. 3 to Term Loan Agreemnent]

CAPITAL ROYALTY PARTNERS II –

PARALLEL FUND “B” (CAYMAN) L.P.

By CAPITAL ROYALTY PARTNERS II

(CAYMAN) GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II

(CAYMAN) GP LLC, its General Partner

By:	/s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

WITNESS:

/s/ Nicole Nesson
Name: Nicole Nesson

[Signature Page 3 to Amendment No. 3 to Term Loan Agreemnent]

Schedule 1

to Amended and Restated Term Loan Agreement

COMMITMENTS

Lender	Commitment	Proportionate Share
Capital Royalty Partners II L.P.	$8,640,000	10.80%
Capital Royalty Partners II – Parallel Fund “A” L.P.	$12,400,000	15.50%
Capital Royalty Partners II (Cayman) L.P.	$7,040,000	8.80%
Capital Royalty Partners II – Parallel Fund “B” (Cayman) L.P.	$51,920,000	64.90%
TOTAL	$80,000,000	100%

Exhibit B
to Amended and Restated Term Loan Agreement

Form of Notice of Borrowing

Date :  [__________]

To:Capital Royalty Partners II L.P. and the other Lenders

1000 Main Street, Suite 2500
Houston, TX 77002
Attn:General Counsel

Re:  Borrowing under Amended and Restated Term Loan Agreement

Ladies and Gentlemen:

The undersigned, Tandem Diabetes Care, Inc., a Delaware corporation (“Borrower”), refers to the Amended and Restated Term Loan Agreement, dated as of April 4, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, Capital Royalty Partners II L.P., Capital Royalty Partners II – Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P., Capital Royalty Partners II – Parallel Fund “B” (Cayman) L.P. and other parties from time to time party thereto as lenders (“Lenders”), and the subsidiary guarantors from time to time party thereto.  The terms defined in the Loan Agreement are herein used as therein defined.

Borrower hereby gives you notice irrevocably, pursuant to Section 2.02 of the Loan Agreement, of the borrowing of the Loan specified herein:

1.The proposed Borrowing Date is [__________].

2.The amount of the proposed Borrowing is $[__________].

3.The payment instructions with respect to the funds to be made available to the Borrower are as follows:

Bank name:[__________]

Bank Address:[__________]

Routing Number:[__________]

Account Number:[__________]

Swift Code:[__________]

The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed borrowing of the Loan, before and after giving effect thereto and to the application of the proceeds therefrom:

a)subject to the updated Schedules attached hereto and such updated Schedules delivered by the Borrower pursuant to Section 7.21 of the Loan Agreement, the representations and warranties made by the Borrower in Section 7 of the Loan Agreement shall be true on and as of the Borrowing Date and immediately after giving effect to the application of the proceeds of the Borrowing with the same force and effect as if made on and as of such date except that the representation regarding representations and warranties that refer to a specific earlier date shall be that they were true on such earlier date;

b)on and as of the Borrowing Date, there shall have occurred no Material Adverse Change since [__________]; and

c)no Default exists or would result from such proposed borrowing.